UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2024

AleAnna, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 1860 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 396-2200

(Registrant’s telephone number, including area code)

Swiftmerge Acquisition Corp.

Executive Suite

4318 Forman Ave

Toluca Lake, CA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ANNA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock	ANNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 13, 2024 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Closing”) pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated June 4, 2024, by and among Swiftmerge Acquisition Corp., a Cayman Islands exempted company (“Swiftmerge”), Swiftmerge HoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Swiftmerge (“HoldCo”), Swiftmerge Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of HoldCo (“Merger Sub” and, together with Swiftmerge and HoldCo, collectively, the “Swiftmerge Parties”), and AleAnna Energy, LLC, a Delaware limited liability company (the “Company”). The transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination.”

Immediately prior to the Closing, on December 13, 2024, as contemplated by the Merger Agreement, Swiftmerge became a Delaware corporation (the “Domestication”), upon which (i) Swiftmerge changed its name to “AleAnna, Inc.” (“Surviving PubCo”); (ii) each Class A ordinary share, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class A Ordinary Shares”) converted into one share of Class A common stock, par value $0.0001 per share, of Surviving PubCo (“Surviving PubCo Class A Common Stock”); (iii) each Class B ordinary share, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class B Ordinary Shares” and together with the Swiftmerge Class A Ordinary Shares, the “Swiftmerge Ordinary Shares”) converted into one share of Class B common stock, par value $0.0001 per share, of Surviving PubCo; (iv) each warrant to purchase Swiftmerge Class A Ordinary Shares converted on a one-to-one basis into a warrant to acquire shares of Surviving PubCo Class A Common Stock on the same terms and conditions as the converted warrants; and (v) a series of Class C common stock, par value $0.0001 per share, of Surviving PubCo (“Surviving PubCo Class C Common Stock”) was authorized, each share of which has voting rights equal to a share of Surviving PubCo Class A Common Stock but which have no entitlement to earnings or distributions of Surviving PubCo.

Following the Domestication, on December 13, 2024, pursuant to the Merger Agreement, (i) Surviving PubCo contributed to HoldCo (1) all of its assets (excluding its interests in HoldCo), including, for the avoidance of doubt, the available cash, and (2) a number of shares of Surviving PubCo Class C Common Stock equal to the number of Class C units of HoldCo (“Class C HoldCo Units”) designated to be issued to the equity holders of the Company (collectively, the “Company Members”), and (ii) HoldCo issued to Surviving PubCo a number of Class A units of HoldCo, which equaled the number of shares of Surviving PubCo Class A Common Stock issued and outstanding immediately after the Closing (the transactions described in clauses (i) and (ii) above, collectively, the “Pre-Closing Contribution”).

Following the Pre-Closing Contribution, Merger Sub merged with and into the Company (the “Merger”), with the Company being the surviving company and a wholly-owned subsidiary of HoldCo.

The aggregate merger consideration issued to the Company Members immediately prior to the Closing was equal to 65,098,476 shares of a combination of (i) 39,104,076 shares of Surviving PubCo Class A Common Stock and (ii) 25,994,400 shares of Surviving PubCo Class C Common Stock (with one Class C HoldCo Unit to accompany each share of Surviving PubCo Class C Common Stock) (the “Merger Consideration”).

At the effective time of the Merger (the “Effective Time”), each membership unit of the Company issued and outstanding immediately prior to the Merger was cancelled and converted into and become the right to receive a portion of the Merger Consideration based on such unit holder’s right to certain distributions upon a sale of AleAnna in accordance with AleAnna’s operating agreement, as more particularly set forth in the Merger Agreement.

Prior to the extraordinary general meeting of Swiftmerge shareholders to approve the Business Combination and other related matters, holders of 1,158,556 Class A Ordinary Shares sold in Swiftmerge’s initial public offering properly exercised their right to have their shares redeemed for a pro rata portion of the trust account holding the proceeds from Swiftmerge’s initial public offering, calculated as of two business days prior to the Closing. As a result, on December 13, 2024, prior to the Domestication, Swiftmerge redeemed 1,158,556 Class A Ordinary Shares for $11.39 per share (the “public share redemptions”).

As of the Closing Date, following the public share redemptions, the forfeiture of 2,535,001 Class A Ordinary Shares, 1,689,999 Class B Ordinary Shares and 9,350,000 Swiftmerge Private Warrants by the Sponsor, certain qualified institutional buyers or institutional accredited investors (the “Anchor Investors”) and certain unaffiliated third-party investors (the “NRA Parties”), as applicable, and the consummation of the Merger, there were (i) 40,560,433 shares of Surviving PubCo Class A Common Stock issued and outstanding, (ii) 25,994,400 shares of Surviving PubCo Class C Common Stock issued and outstanding, and (iii) 11,250,000 warrants to acquire 11,250,000 shares of Surviving PubCo Class A Common Stock that will be outstanding following the Business Combination (the “Surviving PubCo Warrants”). The Surviving PubCo Class A Common Stock and Surviving PubCo Warrants commenced trading on the Nasdaq Capital Market (the “Nasdaq”) under the symbols “ANNA” and “ANNAW,” respectively, on December 16, 2024.

Following the Closing, the registrant is organized in an “up-C” structure, such that Surviving PubCo and its subsidiaries hold and operate substantially all of the assets and business of the Company, and Surviving PubCo is a publicly listed holding company that holds equity interests in the Company through HoldCo.

Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant,” “Surviving PubCo,” “we,” “us” and “our” refer to Swiftmerge prior to the Closing and to AleAnna, Inc. and, where appropriate, its subsidiaries following the Closing.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Limited Liability Company Agreement of HoldCo

On the Closing Date, HoldCo’s existing limited liability company agreement was amended and restated (the “A&R LLC Agreement”) to, among other things, reflect the Business Combination. Pursuant to the A&R LLC Agreement, Surviving PubCo serves as the sole managing member of HoldCo. The A&R LLC Agreement provides among other things, that each Class C HoldCo Unit will be exchangeable, subject to certain conditions, for one share of Surviving PubCo Class A Common Stock, and a corresponding share of Surviving PubCo Class C Common Stock will be cancelled in connection with such exchange, pursuant to and in accordance with the terms of the A&R LLC Agreement.

The foregoing description of the A&R LLC Agreement is not complete and is qualified in its entirety by reference to the copy of the A&R LLC Agreement filed as Exhibit 10.15 hereto, which is incorporated herein by reference.

A&R Registration Rights Agreement

On the Closing Date, that certain Registration and Shareholder Rights Agreement, dated December 17, 2021 (the “IPO Registration Rights Agreement”), was amended and restated by Surviving PubCo, Swiftmerge Holdings, LP, a Delaware limited partnership (the “Sponsor”), Nautilus Resources LLC, a Delaware limited liability company, and certain persons holding securities of Swiftmerge prior to the Closing (collectively, the “Reg Rights Holders”) (as amended and restated, the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, within 60 days after Closing, Surviving PubCo shall use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) (at Surviving PubCo’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and Surviving PubCo will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand Surviving PubCo’s assistance with underwritten offerings and block trades, and the Reg Rights Holders are entitled to certain piggyback registration rights. The A&R Registration Rights Agreement does not provide for the payment of any cash penalties by Surviving PubCo if it fails to satisfy any of its obligations under the A&R Registration Rights Agreement.

The material terms of the A&R Registration Rights Agreement are described in the definitive proxy statement and final prospectus, dated November 21, 2024, and filed by Swiftmerge and Surviving PubCo with the SEC on November 21, 2024 (the “Proxy Statement/Prospectus”) in the section beginning on page 160 titled “Proposal No. 1—The Business Combination Proposal—The Merger Agreement—Related Agreements—Registration Rights Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the A&R Registration Rights Agreement, which is included as Exhibit 10.17 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

In addition, the material terms of the Business Combination are described in greater detail in the section of the Proxy Statement/Prospectus titled “The Business Combination Proposal—The Merger Agreement” beginning on page 147, which information is incorporated herein by reference.

FORM 10 INFORMATION

Prior to the Closing, Surviving PubCo was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), with no operations and was formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, Surviving PubCo became a holding company whose only assets consist of equity interests in HoldCo.

The information provided below relates to Surviving PubCo after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains “forward-looking statements”. Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “will likely result,” “would” and other similar words and expressions. Forward-looking statements may relate to the benefits of the Business Combination, the anticipated benefits of the Business Combination, AleAnna’s future financial performance following the Business Combination, as well as AleAnna’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Forward looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Surviving PubCo, and such statements involve known and unknown risks, uncertainties and other factors.

The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward looking statements include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the ability to recognize the anticipated benefits of the Business Combination and any transactions contemplated thereby, which may be affected by, among other things, competition, the ability of AleAnna to grow and manage growth profitably and retain its management and key employees; AleAnna’s need for additional capital to execute its business plan and support its anticipated growth; costs related to the Business Combination; the risks associated with the growth of AleAnna’s business and the timing of expected business milestones; AleAnna’s ability to identify, develop and operate new projects; the reduction or elimination of government economic incentives to the natural gas market; delays in acquisition, financing, construction and development of new projects; decline in public acceptance and support of renewable energy development and projects; the ability to obtain necessary regulatory and governmental permits and approvals; uncertainty regarding the EU’s clean energy transition, including existing regulations and changes to regulations and policies that affect AleAnna’s operations; the ability to maintain the listing of AleAnna’s securities on a national securities exchange; the effects of competition on AleAnna’s future business; and other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those under the section titled “Risk Factors,” and other documents filed or to be filed with the SEC by Surviving PubCo.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Surviving PubCo assumes no obligation and does not intend to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Surviving PubCo gives no assurance that it will achieve its expectations.

Business and Properties

The information set forth in the section of the Proxy Statement/Prospectus titled “AleAnna’s Business” beginning on page 224 is incorporated herein by reference.

Risk Factors

The information set forth in the section of the Proxy Statement/Prospectus titled “Risk Factors” beginning on page 70 is incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Interim Financial Statements

The unaudited condensed consolidated interim financial statements of AleAnna Energy, LLC as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023 set forth in Exhibit 99.1 hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to SEC regulations. The unaudited condensed consolidated interim financial statements reflect, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of AleAnna Energy, LLC’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year. These unaudited condensed consolidated interim financial statements should be read in conjunction with the historical audited financial statements of AleAnna Energy, LLC as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022, and the related notes, included in the Proxy Statement/Prospectus, which are incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Surviving PubCo as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition

The information set forth in the section of the Proxy Statement/Prospectus titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AleAnna” beginning on page 246 is incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of AleAnna Energy, LLC for the nine months ended September 30, 2024 and 2023 is included in Exhibit 99.3 hereto and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to Surviving PubCo regarding beneficial ownership of Surviving PubCo shares as of the Closing Date, following the public share redemptions and the Merger, by:

●	each person known by Surviving PubCo who will be the beneficial owner of more than 5% of the outstanding Surviving PubCo Class A Common Stock or Surviving PubCo Class C Common Stock that may be exchanged immediately following the consummation of the Business Combination;

●	each of Surviving PubCo’s executive officers and directors; and

●	all of Surviving PubCo’s executive officers and directors as a group.

Except as otherwise noted herein, the number and percentage of Surviving PubCo Class A Common Stock and Surviving PubCo Class C Common Stock beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any Surviving PubCo Surviving PubCo Class A Common Stock as to which the holder has sole or shared voting power or investment power and also any Surviving PubCo Surviving PubCo Class A Common Stock which the holder has the right to acquire within 60 days of through the exercise of any option, warrant or any other right, including shares of non-economic voting Surviving PubCo Class C Common Stock that may be exchanged, together with Class C HoldCo Units, for Surviving PubCo Class A Common Stock. Shares subject to warrants that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to community property laws and similar laws, Surviving PubCo believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares of Surviving PubCo Class A Common Stock	% of Surviving PubCo Class A Common Stock	Number of Shares of Surviving PubCo Class C Common Stock	% of Surviving PubCo Class C Common Stock	Combined Voting Power
5% or Greater Shareholders
Nautilus Resources LLC(2)	30,478,724	75.14%	25,994,400	100%	84.85%
John and Susan Wilder Foundation(3)	6,655,470	16.41%	—	—	9.99%
Directors and Executive Officers
Graham van’t Hoff	—	—	—	—	—
William K. Dirks	—	—	—	—	—
Marco Brun	—	—	—	—	—
Duncan Palmer	—	—	—	—	—
Curtis Hébert	—	—	—	—	—
Tristan Yopp	—	—	—	—	—
Charles Roscopf	—	—	—	—	—
All executive officers and directors as a group (seven persons)	—	—	—	—	—

(1)	Unless otherwise noted, the business address of each of the following entities and individuals is c/o AleAnna, Inc., 300 Crecent Court, Suite 1860 Dallas, Texas 75201.
(2)	The securities beneficially owned by Nautilus Resources LLC are indirectly beneficially owned by Charles John Wilder, Jr. and Susan Anne Wilder, as the managing members of JSW Interests LLC, which is the sole member of JSW Energy Holdings LLC, which is the general partner of JSW Energy Interests LP, which is the sole member of Bluescape Resources Investors LLC, which is the manager of Bluescape Resources Company LLC, which is the general partner of BRC Property Holdings LP, which is the manager of BRC-Oxy Marcellus Tax Partnership LLC, which is the sole member of BRC Exploration Holdings LLC, which is the sole member of Nautilus Resources LLC. Each individual and entity referenced herein disclaims the existence of a “group” and disclaims beneficial ownership of all AleAnna LLC Units, other than any AleAnna LLC Units or other securities reported herein as being owned by it, him or her, as the case may be. The address for each party referenced herein is 300 Crescent Court, Suite 1860 Dallas, Texas 75201.
(3)	The John and Susan Wilder foundation is managed and controlled by Charles John Wilder, Jr., together with his spouse.

Directors and Executive Officers

At the extraordinary general meeting of Swiftmerge shareholders on December 12, 2024, (i) Duncan Palmer and Graham van’t Hoff were elected to serve as Class I directors with a term expiring at Surviving PubCo’s 2025 annual meeting of stockholders, (ii) Curtis Hébert and William K. Dirks were elected to serve as Class II directors with a term expiring at Surviving PubCo’s 2026 annual meeting of stockholders, and (iii) Marco Brun was elected to serve as a Class III director with a term expiring at Surviving PubCo’s 2027 annual meeting of stockholders, in each case, effective immediately in connection with the consummation of the Business Combination.

Mr. van’t Hoff has been appointed by the Board to serve as its chairperson.

Messrs. Van’t Hoff, Palmer and Hébert serve as members of the Audit Committee of the Board, with Mr. Palmer serving as its chairperson. Messrs. van’t Hoff, Dirks and Hébert serve as members of the Compensation Committee of the Board, with Mr. Hébert serving as its chairperson.

Information with respect to Surviving PubCo’s directors after the Closing, including biographical information, is set forth in the Proxy Statement/Prospectus in the section titled “Management of AleAnna and Surviving PubCo Following the Business Combination” beginning on page 287, which information is incorporated herein by reference.

On December 13, 2024, effective upon the Closing, the following persons were appointed to be executive officers of Surviving PubCo as set forth below:

Name	Age	Position(s)
William K. Dirks	67	Executive Director
Marco Brun	58	Chief Executive Officer
Tristan Yopp	38	Chief Financial Officer and Secretary
Charles Roscopf	36	Chief Accounting Officer and Treasurer

Information with respect to Surviving PubCo’s executive officers after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “Management of AleAnna and Surviving PubCo Following the Business Combination” beginning on page 287, which information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of Surviving PubCo’s executive officers currently serve, or in the past year have served, as members of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board.

Executive Compensation and Director Compensation

The compensation of AleAnna Energy, LLC’s named executive officers before the consummation of the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of AleAnna” beginning on page 295, which information is incorporated herein by reference.

The compensation of the managers who served on AleAnna Energy, LLC’s board of managers before the consummation of the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of AleAnna” beginning on page 295, which information is incorporated herein by reference. In connection with the Business Combination, Surviving PubCo expects to adopt a new executive compensation program as well as a non-employee director compensation program, both of which will be designed to provide competitive compensation necessary to attract and retain high quality executive officers and non-employee directors and to encourage ownership of Company stock to further align their interests with those of Surviving PubCo’s stockholders.

Certain Relationships and Related Transactions

The information set forth in the section of the Proxy Statement/Prospectus titled “Certain Relationships and Related Party Transactions” beginning on page 303 and the information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Director Independence

After the Closing, Nautilus Resources LLC and its affiliates under common control beneficially own a majority of the voting power of all outstanding shares of Surviving PubCo’s common stock. As a result, Surviving PubCo is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of its board of directors consist of independent directors, (ii) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (iii) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Notwithstanding the availability of such exemptions, a majority of Surviving PubCo’s current Board members qualify as independent under applicable Nasdaq rules.

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director generally only qualifies as an “independent director” if the director and , in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, subject to certain “bright-line” determinations that would result in a director not being deemed independent for purposes of Nasdaq rules. Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Mr. van’t Hoff, Mr. Palmer and Mr. Hébert are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement/Prospectus titled “AleAnna’s Business—Legal Proceedings” on page 244, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following the Closing, on December 16, 2024, the Surviving PubCo Class A Common Stock and Surviving PubCo Warrants were listed on the Nasdaq under the symbols “ANNA” and “ANNAW,” respectively. The public units of Swiftmerge automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

As of the Closing Date, there were approximately 41 holders of record of Surviving PubCo Class A Common Stock, one holder of record of Surviving PubCo Class C Common Stock and one holder of record of the Surviving PubCo Warrants. Such holder numbers do not include The Depository Trust Company participants or beneficial owners holding shares or Surviving PubCo Warrants through banks, brokers, other financial institutions or other nominees.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Description of Surviving PubCo’s Securities

Information regarding the Surviving PubCo Class A Common Stock and the Surviving PubCo Warrants is included in the section of the Proxy Statement/Prospectus titled “Description of Surviving PubCo’s Securities” beginning on page 308, which information is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of Surviving PubCo’s directors and officers is set forth in the section of the Proxy Statement/Prospectus titled “Description of Surviving PubCo’s Securities—Limitations on Liability and Indemnification of Officers and Directors” on page 317, which information is incorporated herein by reference, and in Item 5.02 of this Current Report on Form 8-K under the heading “Indemnification Agreements,” which is also incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The shares of Surviving PubCo Class C Common Stock issued pursuant to the Merger Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Information regarding unregistered sales of Swiftmerge’s securities set forth in Part II, Item 5 of Swiftmerge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024, is also incorporated herein by reference

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the Business Combination, Surviving PubCo filed a notice of de-registration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a Delaware certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted bylaws (the “Bylaws”). The material terms of the Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of Surviving PubCo’s capital stock are included under the section titled “The Required Organizational Document Proposal” beginning on page 210 of the Proxy Statement/Prospectus and the section titled “Comparison of Rights of Surviving PubCo Shareholders and SPAC Shareholders” beginning on page 319 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

The foregoing description of the Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by the terms of the Certificate of Incorporation and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On December 13, 2024, the Audit Committee of Surviving PubCo approved the dismissal of Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective immediately (the “Auditor Change Effective Date”). The management of Surviving PubCo communicated the Audit Committee’s decision to Marcum on December 16, 2024.

Marcum’s report on Swiftmerge’s financial statements as of December 31, 2023 and 2022 and the related statements of operations, changes in stockholders’ deficit and cash flows for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than included an explanatory paragraph as to Swiftmerge’s ability to continue as a going concern.

During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report. During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness of Swiftmerge in its internal controls identified by its management related to the recording of unbilled amounts due to third-party service providers and interest income.

Surviving PubCo has provided Marcum with a copy of the disclosures made by Surviving PubCo in this Item 4.01 and requested that Marcum furnish Surviving PubCo with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

(b) Engagement of new independent registered public accounting firm

On December 13, 2024, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective upon the Auditor Change Effective Date. Deloitte previously served as the independent registered public accounting firm of AleAnna Energy, LLC prior to the Business Combination. During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, neither Surviving PubCo, nor anyone on Surviving PubCo’s behalf consulted with Deloitte, on behalf of Surviving PubCo, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on Surviving PubCo’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information regarding Surviving PubCo’s directors and executive officers set forth under the headings “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions,” “Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, George Jones resigned from his position as Swiftmerge’s Chairman of the Board, John “Sam” Bremner resigned from his positions as Swiftmerge’s Chief Executive Officer and Director, Christopher J. Munyan resigned from his position as Swiftmerge’s Chief Financial Officer, Aston Loch resigned from his positions as Swiftmerge’s Chief Operating Officer and Secretary and each of General (Ret.) Wesley K. Clark, Brett Conrad, Dr. Leonard Makowka, Dr. Courtney Lyder and Sarah Boatman resigned from their positions as directors of Swiftmerge.

On the Closing Date, in connection with the consummation of the Business Combination, Surviving PubCo entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require Surviving PubCo to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of Surviving PubCo’s directors or executive officers or out of any services they provide at Surviving PubCo’s request to any other company or enterprise. The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of Indemnification Agreement, filed as Exhibit 10.18 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 13, 2024, the Board approved and adopted a new code of business conduct and ethics that applies to all of its directors, executive officers and other employees, which is available on Surviving PubCo’s website, www.aleannainc.com, under “Governance.”

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, Surviving PubCo ceased to be a shell company upon the Closing.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. In addition, the material terms of the Business Combination are described in greater detail in the section of the Proxy Statement/Prospectus titled “The Business Combination Proposal—The Merger Agreement” beginning on page 147, which information is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 13, 2024, Surviving PubCo issued a press release announcing the consummation of the Business Combination. A copy of the Press Release is furnished as Exhibits 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.4 attached hereto is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Sponsor, Anchor Investors and NRA Parties are each subject to certain lockup agreements entered into in connection with the Business Combination as further described below.

A&R Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, Swiftmerge, AleAnna and certain affiliates and representatives of Sponsor (including the officers and directors of Swiftmerge) (together with Sponsor, collectively, the “Sponsor Related Parties”) entered into amended and restated letter agreement (the “A&R Sponsor Letter Agreement”) pursuant to which each Sponsor Related Party agreed to, for a period of twelve months following the Closing, a customary restriction on the sale or transfer of such Sponsor Related Party’s shares of Surviving PubCo Class A Common Stock. Notwithstanding the lock-up provisions of the A&R Sponsor Letter Agreement, the Sponsor Related Parties may transfer shares of Surviving PubCo Class A Common Stock to (i) and of the Swiftmerge’s officers or directors, any affiliate or family member of any of the Swiftmerge’s officers or directors or any members of the Sponsor or any affiliates of the Sponsor; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; or (vi) in the event of the Swiftmerge’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Swiftmerge’s shareholders having the right to exchange their shares of Swiftmerge Ordinary Shares or Closing Shares (as defined therein) for cash, securities or other property subsequent to the Swiftmerge’s completion of the Transactions. Additionally, the lock-up provisions of the A&R Sponsor Letter Agreement may be waived with the consent of Swiftmerge and AleAnna.

Investor Letter Agreements

Additionally, concurrently with the execution of the Merger Agreement, Swiftmerge and Sponsor entered into the Investor Letter Agreements, pursuant to which each investor party thereto has agreed to, among other things, be bound by a customary restriction on the sale or transfer of such investor’s shares of Surviving PubCo Class A Common Stock for a period of twelve months following the Closing.

Sponsor Loan

On the Closing Date, that certain unsecured Promissory Note, dated as of September 15, 2023, issued by Swiftmerge in favor of Sponsor, as amended, with an aggregate balance outstanding of $1,527,000 was fully satisfied and discharged in connection with the Business Combination

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The consolidated financial statements of AleAnna Energy, LLC, together with the notes thereto, included in the Proxy Statement/Prospectus on pages F-61 through F-83 are incorporated by reference into this Current Report on Form 8-K.

The unaudited consolidated financial statements of AleAnna Energy, LLC as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023, together with the notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Surviving PubCo as of September 30, 2024 and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of June 4, 2024, by and among Swiftmerge, HoldCo, Merger Sub and AleAnna (incorporated by reference to Exhibit 2.1 to Swiftmerge’s Registration Statement on Form S-4 (File No. 333-280699) filed with the Securities and Exchange Commission on July 5, 2024).
2.2	First Amendment to Agreement and Plan of Merger, dated as of October 8, 2024, by and among Swiftmerge, HoldCo, Merger Sub and the Company (incorporated by reference to Exhibit 2.2 to Swiftmerge’s Registration Statement on Form S-4/A (File No. 333-280699) filed with the Securities and Exchange Commission on October 8, 2024).
3.1*	Certificate of Incorporation of AleAnna, Inc.
3.2*	Bylaws of AleAnna, Inc.
4.2	Specimen Warrant Certificate of Swiftmerge (incorporated by reference to Exhibit 4.3 of Swiftmerge’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on October 4, 2021).
4.3	Warrant Agreement, dated as of December 14, 2021, by and between Continental Stock Transfer & Trust Company and Swiftmerge (incorporated by reference to Exhibit 4.1 of Swiftmerge’s Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on December 20, 2021).
10.1*	Amended and Restated Letter Agreement, dated June 4, 2024, by and between Swiftmerge Holdings, LP, Swiftmerge and the Company.
10.2	Investment Management Trust Agreement, dated as of December 17, 2021, by and between SPAC and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.3 of SPAC’s Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on December 20, 2021).
10.3	Letter Agreement, dated as of December 17, 2021, by and among SPAC, Sponsor and each director, officer and advisor of SPAC party thereto (incorporated by reference to Exhibit 10.5 of SPAC’s Current Report on Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on December 20, 2021).
10.4	Administrative Services Agreement, dated as of December 17, 2021, by and between SPAC and Sponsor (incorporated by reference to Exhibit 10.6 of SPAC’s Current Report on Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on December 20, 2021).
10.5	Amended and Restated Promissory Note, dated as of September 14, 2021, issued by SPAC to Sponsor (incorporated by reference to Exhibit 10.7 of SPAC’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on October 4, 2021).
10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 of SPAC’s Registration Statement Form S-1 (File No. 333-254633), filed with the Securities and Exchange Commission on March 23, 2021).
10.7	Securities Subscription Agreement, dated as of February 5, 2021, by and between SPAC and Sponsor (incorporated by reference to Exhibit 10.7 of SPAC’s Registration Statement on Form S-1 (File No. 333-254633), filed with the Securities and Exchange Commission on March 23, 2021).
10.8	Surrender of Shares and Amendment No. 1 to Securities Subscription Agreement, dated as of July 16, 2021, by and between SPAC and Sponsor (incorporated by reference to Exhibit 10.10 of SPAC’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on October 4, 2021).
10.9	Form of Securities Subscription Agreement by and between SPAC and each subscriber party thereto (incorporated by reference to Exhibit 10.12 of SPAC’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on October 25, 2021).
10.10	Form of Investment Agreement by and among SPAC, Sponsor and the investors party thereto (incorporated by reference to Exhibit 10.11 of SPAC’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on October 26, 2021).
10.11	Form of Amendment No. 1 to Investment Agreement by and among SPAC, Sponsor and the investors party thereto (incorporated by reference to Exhibit 10.13 of SPAC’s Registration Statement on Form S-1/A (File No. 333-254633), filed with the Securities and Exchange Commission on December 2, 2021).
10.12	Amendment No. 1 to Administrative Services Agreement, dated as of April 8, 2022, by and between SPAC and Sponsor (incorporated by reference to Exhibit 10.14 of SPAC’s Annual Report on Form 10-K (File No. 001-41164), filed with the Securities and Exchange Commission on April 1, 2024).

10.13	Amendment No. 1 to Investment Management Trust Agreement, dated as of June 15, 2023, by and between SPAC and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.1 to SPAC’s Current Report on Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on June 15, 2023).
10.14	Amendment No. 2 to Investment Management Trust Agreement, dated as of June 15, 2023, by and between SPAC and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 3.1 to SPAC’s Current Report on Form 8-K (File No. 001-41164), filed with the Securities and Exchange Commission on March 19, 2024).
10.15*	Amended and Restated Limited Liability Company Agreement of HoldCo.
10.16*	Form of Investor Letter, dated June 4, 2024, by and between Swiftmerge, certain qualified institutional buyers or institutional accredited investors and certain unaffiliated third-party investors.
10.17*	Amended and Restated Registration Rights Agreement, dated as of December 13, 2024, by and among the Company, Swiftmerge Holdings, LP, Nautilus Resources LLC, and certain other persons named therein.
10.18+*	Form of Indemnification Agreement for directors and executive officers of AleAnna, Inc.
10.19+	Employment Agreement, dated as of September 1, 2022, by and between Marco Brun and AleAnna (incorporated by reference to Exhibit 10.25 to Swiftmerge’s Registration Statement on Form S-4/A (File No. 333-280699) filed with the Securities and Exchange Commission on November 5, 2024).
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated December 18, 2024.
21.1*	Subsidiaries of the Company.
99.1*	Unaudited Condensed Consolidated Interim Financial Statements of AleAnna Energy, LLC and its subsidiaries as of September 30, 2024 and for the nine months ended September, 2024 and 2023.
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and its subsidiaries as of September 30, 2024 and for the nine months ended September 30, 2024 and the year ended December 31, 2023.
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for AleAnna Energy, LLC as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023.
99.4*	Press Release dated December 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain schedules or similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or similar attachment to the SEC upon request.
+	Indicates management contract or compensatory plan.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2024

AleAnna, Inc.

By:	/s/ Tristan Yopp
Name:	Tristan Yopp
Title:	Chief Financial Officer